SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (Date of Earliest Event Reported):

                                  MAY 23, 1995





                           Commission file number 1-5110
                                                  ------

                            BERGEN BRUNSWIG CORPORATION
                            ---------------------------
            (Exact name of registrant as specified in its charter)


     NEW JERSEY                                                      22-1444512
--------------------------------                             -------------------
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)


4000 Metropolitan Drive, Orange, California                           92668-3510
----------------------------------------------                    --------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code                (714) 385-4000
                                                                  --------------




EXHIBIT INDEX FOUND ON PAGE 2.


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Item 7(c).     Exhibits.
               --------

Exhibit No.                                                             Page No.
-----------                                                             --------

    1      Underwriting Agreement dated May 23, 1995                        4


    3      The Restated Certificate of Incorporation dated                 35
           May 23, 1994


   12      Ratio of Earnings to Fixed Charges for the six                  47
           months ended March 31, 1995 and 1994, the year ended September 30, 1994, the one month ended
           September 30, 1993 and the four years ended
           August 31, 1993.


   23      Independent Auditors' Consent                                   48








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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BERGEN BRUNSWIG CORPORATION



                                       By: /s/  Neil F. Dimick
                                          -------------------------------------
                                          Neil F. Dimick
                                          Executive Vice President,
                                          Chief Financial Officer



Date:  May 23, 1995







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